                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of United Trust Group, Inc.
(the "Company") for the quarterly  period ended June 30, 2003, as filed with the
Securities and Exchange Commission on the date hereof (the "Report") I, Theodore
C.  Miller,  Senior Vice  President,  Corporate  Secretary  and Chief  Financial
Officer of the Company,  certify  pursuant to 18  U.S.C.§  1350, as adopted pursuant  §906 of the  Sarbanes-Oxley  Act of 2002, that, to the best of my knowledge:

(1)  The Report fully complies with the  requirements  of section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company

                                 By:  /s/ Theodore C. Miller
                                 Theodore C. Miller
                                 Senior Vice President, Corporate Secretary and
                                 Chief Financial Officer

Date: August 11, 2003